                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                            _______________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                            _______________________

      Date of report (Date of earliest event reported):  November 1, 2000

                               CYTRX CORPORATION
              (Exact Name of Registrant as Specified in Charter)

          Delaware                         000-15327                         58-1642750
(State or Other Jurisdiction       (Commission File Number)                (IRS Employer
      of Incorporation)                                                 Identification No.)

154 Technology Parkway
Norcross, Georgia                               30092
(Address of Principal Executive Offices)        (Zip Code)


      Registrant's telephone number, including area code:  (770) 368-9500

                                Not applicable
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS.

     On November 1, 2000, CytRx entered into an exclusive, worldwide license agreement (the "License Agreement") with Merck & Co., Inc. ("Merck") whereby CytRx granted to Merck rights to use its TranzFect technology in DNA-based vaccines targeted to four infectious diseases.

     For the license to the TranzFect technology to treat the first disease target, Merck will pay to CytRx a signature payment of $2 million due before December 1, 2000, as well as future milestone and product approval payments of up to $4 million. Additionally, if certain conditions are met regarding patent protection and Merck's competitive position, Merck may pay a royalty to CytRx of 1% on net sales of products incorporating TranzFect for the first disease target.

     For each of the licenses to the TranzFect technology to treat the three additional disease targets, Merck will pay to CytRx a series of milestone and product approval payments totaling up to $2,850,000 each. If and when sales of products incorporating TranzFect for the three additional disease targets commence, CytRx will receive royalties of between 2 and 4% of the net sales from such products. Additionally, if certain conditions are met regarding patent protection and Merck's competitive position, Merck may pay an additional royalty to CytRx of 1% on net sales of products incorporating TranzFect for these additional disease targets, in which case the total royalties may be up to 5%. Merck will also pay an annual fee of between $50,000 and $100,000 to CytRx until the first product approval for one of the three additional disease targets.

     Merck may terminate the License Agreement at any time, upon 90 days written notice to CytRx. All amounts paid to CytRx are non-refundable upon termination.

     A copy of the License Agreement is filed as Exhibit 99 hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Business Acquired.

     Not applicable.

     (b)  Pro Forma Financial Information.

     Not applicable.

     (c) The following exhibits are filed as part of this Current Report on Form 8-K:

       EXHIBIT NO.                                 DESCRIPTION
       -----------                                 -----------

            99              License Agreement between Merck & Co., Inc. and
                            CytRx Corporation *

* Confidential treatment has been requested with respect to certain portions of this agreement.

                                      -2-
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CYTRX CORPORATION


                                               By: /s/ Mark W. Reynolds
                                                   ---------------------------
                                               Name:   Mark W. Reynolds
                                                    --------------------------
                                               Title:  Vice President, Finance
                                                     -------------------------
Dated:  November 16, 2000

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